UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2010

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On January 28, 2010, PHH Corporation (“PHH”, “Company”, “we” or “our”) issued a press release announcing the closing of a series of transactions resulting in the sale of certain fleet lease assets originated and serviced by PHH Vehicle Management Services Inc. (“PHH VMS”) to BNY Trust Company of Canada (“BNY”) in its capacity as trustee of Fleet Leasing Receivables Trust (“FLRT”), which, in turn, issued and sold approximately C$363,000,000 of senior Series 2010-1 Asset-Backed Notes backed by the PHH VMS fleet lease assets. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”) and is incorporated herein by reference.
On January 25, 2010, FLRT and PHH VMS entered into two separate Agency Agreements (collectively, “Agency Agreements”) among and between FLRT, PHH VMS as originator, PHH Fleet Lease Receivables L.P. (“PHH Fleet L.P.”), as seller and, in one case, Merrill Lynch Canada Inc. and Banc of America Securities LLC as agents, and in the other case, Merrill Lynch Canada Inc., CIBC World Markets Inc., RBC Dominion Securities Inc. and Scotia Capital Inc. as agents (collectively, together with Banc of America Securities LLC, “Agents”) for the issuance and sale of the following five classes of notes: (i) C$40,000,000 in aggregate principal amount of Series 2010-1 Class A-1a Asset-Backed Notes; (ii) US$81,585,066 in aggregate principal amount of Series 2010-1 Class A-1b Asset-Backed Notes; (iii) C$90,740,000 in aggregate principal amount of Series 2010-1 Class A-2a Asset-Backed Notes; (iv) C$145,900,000 in aggregate principal amount of Series 2010-1 Class A-2b Asset-Backed Notes (collectively, the “Series 2010-1 Class A Notes”); and (v) C$16,952,000 in aggregate principal amount of Series 2010-1 Class B Asset-Backed Notes (the “Series 2010-1 Class B Notes” and, together with the Series 2010-1 Class A Notes, the “Series 2010-1 Notes”). The Agency Agreements include customary representations, warranties and covenants. Under the terms of the Agency Agreements, FLRT and PHH VMS have agreed to indemnify the Agents against certain liabilities.
PHH VMS is an indirect wholly owned subsidiary of PHH engaged in the fleet management services business in Canada. PHH Fleet L.P. is a Canadian special purpose limited partnership established and wholly-owned by certain direct subsidiaries of PHH VMS for the purpose of vehicle and equipment leasing and participating in lease securitizations and other financing transactions. FLRT is a Canadian special purpose trust with business activities limited to the acquisition, disposition of and administration of purchased or acquired lease assets from PHH Fleet L.P., PHH VMS or its affiliates and the borrowing of funds or the issuance of securities to finance such acquisitions.
Each of the Agents has performed investment banking and other advisory services for PHH or certain of its affiliates from time to time for which they have received customary fees and expenses. Certain of the Agents may, from time to time, engage in transactions with and perform services for PHH or certain of its affiliates in the ordinary course of their business. In addition, affiliates of certain of the Agents and BNY are lenders under PHH’s $1,300,000,000 Amended and Restated Competitive Advance and Revolving Credit Agreement, dated as of January 6, 2006, as amended (“Revolving Credit Facility”), and certain other existing funding arrangements to which PHH or certain of its subsidiaries are parties.
In connection with the issuance of the Series 2010-1 Notes, FLRT entered into a Trust Purchase Agreement dated January 27, 2010 (the “Trust Purchase Agreement”) among and between FLRT, as purchaser, PHH Fleet L.P. as seller, PHH VMS as servicer and PHH as performance guarantor. Through a series of asset sale agreements between and amongst certain of its direct subsidiaries, PHH VMS sold to PHH Fleet L.P., among other things, a pool of vehicle leases originated and serviced by PHH VMS with an aggregate net book value of C$398,854,741 as of December 17, 2009 (the “Purchased Assets”). Pursuant to the Trust Purchase Agreement, PHH Fleet L.P., through a series of transactions, transferred the Purchased Assets to FLRT.
On January 27, 2010, FLRT also entered into the Series 2010-1 Supplemental Indenture (the “Series 2010-1 Supplement”) to the Trust Indenture, dated as of November 16, 2009, between FLRT and Computershare Trust Company of Canada, as indenture trustee, pursuant to which FLRT issued the Series 2010-1 Notes. A portion of the net proceeds from the issuance of the Series 2010-1 Notes was used to fund certain required credit enhancement accounts in accordance with the terms of the Series 2010-1 Supplement and the remainder of the net proceeds from the issuance of the Series 2010-1 Class A Notes were, through various steps, paid to PHH, and used by PHH to reduce the amount of outstanding borrowings under the Revolving Credit Facility. PHH VMS purchased and retained the Series 2010-1 Class B Notes and, accordingly, no net proceeds to PHH arose in connection with the issuance by FLRT of the Series 2010-1 Class B Notes.
In accordance with the terms of the Series 2010-1 Supplement, the Series 2010-1 Notes will commence amortization and bear interest payable monthly based on fixed annual percentage rates with the first interest and principal payment to be made by FLRT on February 15, 2010. Certain customary covenants under the Series 2010-1 Supplement limit FLRT’s ability, among other things, to incur additional indebtedness, sell, dispose of or otherwise impair collateral, to expand into unrelated businesses and to create certain liens. Other than with funds received pursuant to a clean-up call provision (and similar provisions) of the Trust Purchase Agreement, the Series 2010-1 Notes may not be pre-paid prior to maturity.
Bank of New York Mellon (“BNYM”), an affiliate of BNY, acts as an indenture trustee for PHH with respect to (i) certain medium term notes publicly issued by PHH under the Indenture, dated as of November 6, 2000, by and between PHH and BNYM, as successor trustee for Bank One Trust Company, N.A., as amended as of December 31, 2007 and (ii) two sets of privately issued convertible senior notes governed by the Indenture dated April 2, 2008 and the Indenture dated September 29, 2009 respectively, in each case between PHH and BNYM, for which BNYM has received customary fees and expenses as trustee. BNYM also acts as PHH’s stock transfer agent and as a custodian on behalf of certain of PHH’s affiliates and certain lenders to PHH’s affiliates, for which BNYM has received customary fees and expenses as custodian.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information disclosed under Item 1.01 of this Form 8-K is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press Release dated January 28, 2010 announcing the Closing of C$363 Million Note Offering Backed by Canadian Fleet Lease Assets
Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934 (the “Exchange Act”). These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission under the Exchange Act in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
By:	/s/ William F. Brown
Name:	William F. Brown
Title:	Senior Vice President, General Counsel and Secretary

Dated: January 29, 2010